SUPPLEMENT DATED JULY 31, 2002
               TO PROSPECTUS DATED MAY 1, 2002 FOR
              INTEGRITY SMALL-CAP FUND OF FUNDS, INC.

I.    The following footnotes have been added at the bottom of page 5:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; and

Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


II. On page 8, the first paragraph under Investment Companies is replaced with the following:

The Fund has adopted a fundamental policy that, under normal circumstances, the Fund will invest at least 80% of its assets in shares of registered (diversified or non-diversified) open-end investment companies which invest primarily in companies with market capitalizations of less than $2 billion. This fundamental policy may not be changed without shareholder approval. In addition, the Fund will normally invest in approximately fifteen to fifty underlying funds and may invest up to 25% of its total assets in any one underlying fund. The Fund will generally invest in underlying funds that invest primarily in common stock and which seek long-term capital appreciation and growth of income with current income of secondary importance. The Fund normally invests in underlying funds that are classified as growth, aggressive growth, or growth-income funds.